EXHIBIT 10.4

                    ENCORE VENTURE PARTNERS II (TEXAS), L.P.

                          LIMITED PARTNERSHIP AGREEMENT


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                                TABLE OF CONTENTS

                                                                     Page

ARTICLE I. GENERAL PROVISIONS..........................................1
   Section 1.1.  Certain Definitions...................................1
   Section 1.2.  Partnership Name......................................5
   Section 1.3.  Fiscal Periods........................................5
   Section 1.4.  Principal Office......................................5
   Section 1.5.  Purposes of the Partnership...........................5
   Section 1.6.  Restrictions on Assignability.........................5
   Section 1.7.  Registered Office and Agent in Delaware...............6

ARTICLE II. MANAGEMENT OF PARTNERSHIP..................................6
   Section 2.1.  Management Generally..................................6
   Section 2.2.  Authority of Each General Partner.....................6
   Section 2.3.  Matters Requiring the Consent of the Majority
                 General Partners......................................7
   Section 2.4.  Matters Requiring the Consent of All the General
                 Partners..............................................8
   Section 2.5.  Reliance by Third Parties.............................8
   Section 2.6.  Activities of Class A General Partner.................8
   Section 2.7.  Exculpation...........................................9
   Section 2.8.  Indemnification of Partners...........................9
   Section 2.9.  Payment of Costs and Expenses........................10
   Section 2.10.  Management Fee......................................10

ARTICLE III. CAPITAL ACCOUNTS OF PARTNERS AND OPERATION THEREOF.......11
   Section 3.1.  Capital Contributions and Calls......................11
   Section 3.2.  Capital Accounts.....................................12
   Section 3.3.  Interest.............................................13
   Section 3.4.  Tax Allocations......................................13
   Section 3.5.  Determination by General Partners....................16
   Section 3.6.  Adjustments to Take Account of Interim Events........16

ARTICLE IV. WITHDRAWALS, DISTRIBUTIONS AND LOANS OF CAPITAL...........16
   Section 4.1.  Withdrawals and Distributions in General.............16
   Section 4.2.  Portfolio Distributions..............................17
   Section 4.3.  Restrictions on Distributions........................18
   Section 4.4.  Deemed Sale of Assets................................18
   Section 4.5.  Loans to Partners....................................19
   Section 4.6.  Withholding..........................................20

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ARTICLE V. WITHDRAWAL, DEATH, INCOMPETENCY............................20
   Section 5.1.  Withdrawal of Partners...............................20
   Section 5.2.  Effect of Withdrawal, Death, Etc.....................20

ARTICLE VI. DURATION AND TERMINATION OF PARTNERSHIP...................20
   Section 6.1.  Duration.............................................20
   Section 6.2.  Termination..........................................20

ARTICLE VII. TAX RETURNS; REPORTS TO PARTNERS.........................21
   Section 7.1.  Filing of Tax Returns................................21
   Section 7.2.  Tax Matters Partner..................................21
   Section 7.3.  Reports to Partners..................................21
   Section 7.4.  Tax Information......................................22
   Section 7.5.  Tax Elections........................................22

ARTICLE VIII. MISCELLANEOUS...........................................23
   Section 8.1.  General..............................................23
   Section 8.2.  Power of Attorney....................................23
   Section 8.3.  Amendments to Partnership Agreement..................24
   Section 8.4.  Choice of Law........................................24
   Section 8.5.  Notices..............................................24
   Section 8.6.  Headings.............................................24
   Section 8.7.  Construction and Interpretation......................24


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                          LIMITED PARTNERSHIP AGREEMENT
                           Dated as of March 21, 2000

         The undersigned (the "Partners", which term shall include any persons hereafter admitted to the Partnership pursuant to this Agreement and shall exclude any persons who cease to be Partners pursuant to Article V of this Agreement) hereby agree to form and hereby form, as of March 21, 2000, a limited partnership (the "Partnership") pursuant to the provisions of the Delaware Revised Uniform Limited Partnership Act (the "Delaware Act") which shall be governed by, and operated pursuant to, the terms and provisions of this Limited Partnership Agreement (this "Agreement").


                                   ARTICLE I.
                               GENERAL PROVISIONS

         Section 1.1.  Certain  Definitions.   Unless   the  context   otherwise
                       --------------------
specifies or requires, for purposes of this Agreement:

                  "Adjusted Capital Account Deficit" shall mean, with respect to any Partner, the deficit balance, if any, in such Partner's Capital Account as of the end of the relevant Fiscal Year, after giving effect to the following adjustments:

                           (a) credit to such Capital Account any amounts which such Partner is obligated to restore or is deemed to be obligated to restore pursuant to Treasury Regulations sections 1.704-2(g) and 1.704-2(i)(5); and

                           (b) debit to such Capital Account the items described in Treasury Regulations sections 1.704-1(b)(2)(ii)(d)(4), (5) and(6).

                  The foregoing definition of Adjusted Capital Account Deficit is intended to comply with the provisions of Treasury Regulations section 1 .704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

                  "Business Day" shall mean any day except Saturday, Sunday or other days on which commercial banks in New York City are authorized by law to close.

                  "Capital Account" shall have the meaning specified in Section 3.2.

                  "Capital Call" shall have the meaning specified in Section 3.1(c).

                  "Capital Commitment" shall mean, with respect to each Partner,
                  (a) the sum of (i) the amount of capital each such Partner commits to contribute to the Partnership as set forth under the heading "Capital Commitment" on the Schedule and (ii) such Partner's Rollover Commitment and (b) such Partner's obligation, if any, to contribute Fee and Expense Capital.

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                  "Capital  Contribution"  shall  mean,  with  respect  to  each
                  Partner,   (i)  the  amount  of  capital   each  such  Partner
                  contributes to the Partnership, plus (ii) such Partner's Rollover Commitment Account.

                  "Class A General Partner" shall mean Encore Capital (Texas), L.P., a Delaware limited partnership.

                  "Class B General Partner" shall mean Encore I, Inc., an Arizona corporation.

                  "Closing" shall mean the initial date upon which Interests are purchased.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  "Delaware Act" has the meaning provided in the preamble.

                  "Fee and Expense Capital" shall mean Capital Contributions of the Limited Partners other than Richard Beckwitt for the payment of Management Fees and Overhead Expenses.

                  "General Partner" shall mean the Class A General Partner or the Class B General Partner.

                  "Immediate Family" shall mean father, mother, grandfather, grandmother, child, grandchild, father-in-law, mother-in-law, brother, sister, brother-in-law, sister-in-law, nephew, niece and cousin.

                  "Indemnified  Persons"  shall mean each Partner,  any officer,
                  manager,  director,   stockholder,  member  or  partner  of  a
                  Partner, or any controlling Person of any of them.

                  "Initial Capital Contribution" shall mean, with respect to each Partner, the amount of capital initially contributed by such Partner to the Partnership as set forth under the heading "Initial Capital Contribution" on the Schedule.

                  "Interests" shall mean interests in the Partnership, which interests shall only be held by a Partner and which represent such Partner's share of the profits and losses of the Partnership and its right to receive distributions of the Partnership's assets in accordance with this Agreement.

                  "Investment  Period"  shall  have  the  meaning  set  forth in
                  Section 3.1 (a)(ii).

                  "Limited Partner" shall mean Encore II, Inc., an Arizona corporation, Richard Beckwitt, or any Person admitted as a limited partner of the Partnership pursuant to Section 1.6.

                  "Losses" shall mean any and all losses, expenses, judgments, fees (including reasonable attorneys' fees and expenses), costs or damages.

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                  "Majority  General  Partners"  shall mean one or more  General
                  Partners holding at least a majority of the votes held by the General Partners. For such purpose, the Class A General Partner shall have one vote, and the Class B General Partner shall have two votes. The relative votes of the General Partners shall not be affected by the relative amounts in their Capital Accounts from time to time.

                  "Management Fee" shall mean the fee paid to the Class A General Partner pursuant to Section 2.10.

                  "Net Loss" shall mean the net loss, if any, of the Partnership with respect to a Fiscal Period, as determined for federal income tax purposes, provided that such loss shall be decreased by the amount of all income during such period which is exempt from federal income tax, and shall be determined by excluding all items of expense and income that are specially allocated to the Partners pursuant to Section 3.4(c) for such Fiscal Period, and increased by the amount of all expenditures made by the Partnership during such period which are not deductible for federal income tax purposes and which do not constitute capital expenditures.

                  "Net Profit" shall mean the net income, if any, of the Partnership with respect to a Fiscal Period, as determined for federal income tax purposes, provided that such income shall be increased by the amount of all income during such period that is exempt from federal income tax, and shall be determined by excluding all items of income and expense that are specially allocated to the Partners pursuant to Section 3.4(c) for such Fiscal Period, and decreased by the amount of all expenditures made by the Partnership during such period which are not deductible for federal income tax purposes and which do not constitute capital expenditures.

                  "Nonrecourse Deductions" shall have the meaning set forth in Treasury Regulations section 1.704-2(b)(1).

                  "Nonrecourse Liability" shall have the meaning set forth in Treasury Regulations section 1.752-1(a)(2).

                  "Organizational Expenses" shall mean all legal and accounting fees, costs and other expenses incurred by the Partnership in connection with the initial structuring, organization and closing of the Partnership.

                  "Overhead Expenses" shall mean all expenses to be paid by the Partnership pursuant to Section 2.9(b)(ii).

                  "Partners" shall mean the General Partners and the Limited Partners.

                  "Partner Loan" shall refer to a loan from the Partnership to a Partner pursuant to Section 4.5.

                  "Partner Nonrecourse Debt Minimum Gain" shall have the meaning set forth in Treasury Regulations section 1.704-(i)(2).

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                  "Partnership Minimum Gain" shall have the meaning set forth in
                  Treasury Regulations section 1.704-2(b)(2) and (d).

                  "Person" means any individual, partnership, joint venture, corporation, limited liability company, unincorporated organization or association, trust (including the trustees thereof in their capacity as such), government (or agency or political subdivision thereof) or other entity.

                  "Portfolio  Distribution"  shall have the meaning set forth in
                  Section 4.2.

                  "Portfolio Expenses" shall mean those expenses directly related to Portfolio Investments, including (without limitation), all taxes, all out-of-pocket expenses directly attributable to the purchase, holding and disposition of Portfolio Investments, such as due diligence and negotiation costs (including travel and entertainment costs), legal expenses, insurance expenses, and external accounting fees and expenses, and all extraordinary expenses, such as litigation and indemnification expenses; provided that such expenses shall not include the expenses described in Section 2.9(b)(ii).

                  "Portfolio Investment" shall mean any private equity or other investment made by the Partnership.

                  "Rollover Commitment" shall mean, with respect to each Partner, 50% of the aggregate amount, if any, by which (i) all Net Profits for any Fiscal Year of the Partnership, reduced for taxes thereon at an assumed combined federal and state income tax rate of 40%, that are allocated to such Partner exceeds (ii) all Net Losses for any Fiscal Year that are allocated to such Partner.

                  "Rollover Commitment Account" shall mean an account maintained for each Partner having an opening balance equal to such Partner's Rollover Commitment, as adjusted from time to time, less (i) the principal amount of any Partner Loan received by such Partner, plus (ii) the amount of principal and interest repaid by such Partner to the Partnership with respect to any Partner Loan received by such Partner, and less (iii) all distributions received by such Partner under Section 4.2(a)(ii).

                  "Schedule" shall mean the schedule attached hereto, setting forth each Partner's respective Initial Capital Contribution and Capital Commitment other than for Fee and Expense Capital.

                  "Tax  Matters  Partner"  shall have the  meaning  set forth in
                  Section 7.2.

                  "Termination Date" shall have the meaning set forth in Section 6.1.

                  "Treasury Regulations" shall mean the income tax regulations, including temporary regulations promulgated, under the Code, as the same may be amended hereafter from time to time (including corresponding provisions of succeeding income tax regulations).

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                  "Unfunded  Capital  Commitment"  shall mean, with respect to a particular Partner at a particular time, the portion of such Partner's Capital Commitment other than for Fee and Expense Capital which has not yet been funded at such time.

         Section 1.2. Partnership Name. The Partnership shall do business under the name of Encore Venture Partners II (Texas), L.P. Should any Person cease being a Partner of the Partnership, such Person shall have no right to use the name "Encore Venture Partners" or "Encore" in any competing business, except that upon liquidation of the Partnership the Partnership's rights to use the name "Encore Venture Partners" or "Encore" shall be among the assets distributed to Encore II, Inc., as a Limited Partner.

         Section 1.3. Fiscal Periods. The "Fiscal Year" of the Partnership shall end on September 30 of each year. The "Fiscal Quarters" of the Partnership shall end on December 31, March 31, June 30 and September 30 of each Fiscal Year. A "Fiscal Period" of the Partnership shall commence (i) at the beginning of the Fiscal Year, (ii) on each date of the admission of any Partner, (iii) on each date of the acceptance by the Partnership of any additional Capital Contributions and (iv) on each date next following any withdrawal of capital from the Partnership by any Partner (whether or not the date of such withdrawal is September 30 of any year) and shall end on the date immediately preceding the next Fiscal Period or Fiscal Year.

         Section 1.4. Principal Office. The principal office of the Partnership shall be at 1901 Ascension Blvd., Arlington, Texas 76006, or such other place as may from time to time be designated by the Majority General Partners. The Class A General Partner shall give prompt notice of any change to each Partner.

         Section 1.5. Purposes of the Partnership. The Partnership is organized for the purposes of (a) seeking long-term capital appreciation through a variety of Portfolio Investments and (b) engaging in all activities and transactions as the General Partners may deem reasonably necessary or advisable or incidental in connection therewith; provided, however, the Partnership shall not invest or trade in, purchase or sell, sell short or cover any commodity or commodities contract that is regulated under the Commodity Exchange Act, as amended.

         Section 1.6.  Restrictions on Assignability.
                       -----------------------------

         (a) Except with the express written consent of the other General Partner, neither the Class A General Partner nor the Class B General Partner may assign, sell, transfer, pledge, hypothecate or otherwise dispose of any of the attributes of its interest in the Partnership in whole or in part to any Person, whether directly or indirectly, by operation of law or otherwise. For purposes of the preceding sentence, a change in control of a General Partner or any Person controlling a General Partner, shall be deemed a transfer; provided that if, in the case of the Class B General Partner, the change in control results from the change in control of D.R. Horton, Inc., a Delaware corporation, or its successors, such change in control shall be deemed not to be a transfer. Any assignment, sale, transfer, pledge, hypothecation or other disposition made in violation of this Section 1.6(a) shall be void and of no effect. No transferee of an interest of a General Partner in the Partnership shall become a Partner except upon the consent of all the Partners.


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         (b) A Limited Partner may assign, sell, transfer,  pledge,  hypothecate or otherwise dispose of any of the attributes of its interest in the Partnership, in whole or in part, to any Person upon notice to the General Partners and compliance with any applicable laws to the satisfaction of the General Partners. No transferee of an interest of the Limited Partner in the Partnership shall become a Partner except upon the consent of the Majority General Partners.

         Section 1.7. Registered Office and Agent in Delaware. The address of the Partnership's registered office in the State of Delaware is 1209 Orange Street, City of Wilmington in the County of New Castle. The name of its registered agent at that address is The Corporation Trust Company. The Partnership may from time to time have such other place or places of business within or without the State of Delaware as may be designated by the Majority General Partners.


                                   ARTICLE II.
                            MANAGEMENT OF PARTNERSHIP

         Section 2.1. Management Generally. The management of the Partnership shall be vested exclusively in the General Partners. The Limited Partners shall have no part in the management of the Partnership and shall have no authority or right to act on behalf of the Partnership in connection with any matter. Employees of the Partnership, if any, shall have authority to act on behalf and in the name of the Partnership to the extent authorized by the General Partners.

         Section 2.2. Authority of Each General Partner. Except as provided in Sections 2.3 or 2.4, or in other Sections of this Agreement, each General Partner shall have the authority on behalf and in the name of the Partnership to carry out any and all of the purposes of the Partnership, and to perform all acts and enter into and perform all contracts and other undertakings which it may deem necessary or advisable or incidental thereto, including, without limitation, the authority to:

                  (a) act as an investment adviser to the Partnership and consult with the other General Partner in the performance of any of the following activities: identify potential Portfolio Investments; conduct due diligence, analysis, and evaluation thereof; negotiate the terms of potential Portfolio Investments; and monitor the progress of negotiations of Portfolio Investments;

                  (b) open, maintain and close accounts with brokers, dealers, banks, currency dealers and others, and issue all instructions and authorizations to entities regarding the purchase and sale or entering into, as the case may be, of securities, options, certificates of deposit, bankers acceptances, repurchase and reverse repurchase agreements, agreements for the borrowing and lending of' portfolio securities and other assets, instruments and investments for the purpose of seeking to achieve the Partnership's purposes as well as to facilitate capital contributions, distributions, withdrawals, the payment of Partnership expenses;

                  (c) open, maintain and close bank accounts and draw checks or other orders for the payment of monies;

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                  (d) deposit,  withdraw,  pay,  retain   and   distribute   the
         Partnership's funds in a manner consistent with this Agreement; and

                  (e) take  any  action   that  may  be required by governmental
         authorities having jurisdiction over the Partnership.

         Section 2.3. Matters Requiring the Consent of the Majority General Partners. Subject to Section 2.4, a General Partner shall have the authority regarding the following matters only with the consent of the Majority General
Partners:

                  (a) delegate responsibility as investment adviser of the Partnership;

                  (b) lease, sell or dispose of any assets or investments in the name or for the account of the Partnership or enter into any contract or endorsement in the name or for the account of the Partnership with respect to any such assets or investments or in any other manner bind the Partnership to lease, sell or dispose of any such assets or investments on such terms as the Majority General Partners may determine;

                  (c) loan or borrow money, post margin on securities or enter into transactions having a similar leveraging effect or for temporary purposes on behalf of the Partnership, from any source or with any party, upon such terms and conditions as the Majority General Partners may deem advisable and proper, to execute promissory notes, drafts, bills of exchange and other instruments and evidences of indebtedness and to secure the payment thereof by mortgage, pledge or assignment of or security interest in all or any part of property then owned or thereafter acquired by the Partnership, and refinance, recast, modify or extend any of the obligations of the Partnership and the instruments securing those obligations;

                  (d) lend, transfer, mortgage, pledge or otherwise deal in, and secure the payment of obligations of the Partnership by mortgage upon, or hypothecation or pledge of, all or part of the property of the Partnership, whether at the time owned or thereafter acquired, or participate in arrangements with creditors, institute and settle or compromise suits and administrative proceedings and other similar matters;

                  (e) employ,   retain  or  otherwise   secure  or  enter   into
         contracts, agreements and other undertakings with Persons by or on behalf of the Partnership, including, without limitation, any attorneys and accountants, providing for the payment by the Partnership for goods or services in one transaction or series of related transactions of $100,000 or more;

                  (f) bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Partnership;

                  (g) do any and all acts on behalf of the Partnership, and exercise all rights of the Partnership, with respect to its interest in any property or any Person, including, without limitation, the voting of securities, participation in arrangements with creditors, the institution and settlement or compromise of suits and administrative proceedings and other like or similar matters;

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                  (h) authorize any officer,  director,  employee or other agent of a General Partner or a Limited Partner, or any employee or agent of the Partnership, to act for and on behalf of the Partnership in any or all of the matters incidental thereto; and

                  (i) do any acts that the Majority General Partners deem advisable to further the purpose of the Partnership or this Agreement that are not prohibited by applicable law.

         Section 2.4. Matters Requiring the Consent of All the General Partners. A General Partner shall have authority regarding the following matters only with the consent of all the General Partners:

                  (a) Make any Portfolio Investment;

                  (b) Make any Capital Call other than for Fee and Expense Capital;

                  (c) Enter into any contract, agreement or other undertakings or transaction on behalf of and in the name of the Partnership with any General Partner, any Limited Partner or any Person controlling, under common control with or controlled by any General Partner or any Limited Partner;

                  (d) Issue any additional interests in the Partnership;

                  (e) Merge with or transfer substantially all of the Partnership's assets to any other Person other than by mortgage, hypothecation, pledge or the grant of a security interest; and

                  (f) Effect an initial public offering with respect to the Partnership's business.

         Section 2.5. Reliance by Third Parties. Persons dealing with the Partnership are entitled to rely conclusively upon the certificate of a General Partner to the effect that it is then acting as a General Partner and upon the power and authority of a General Partner and an employee or agent of the General Partner as set forth in this Agreement.

         Section 2.6. Activities of Class A General Partner. The Class A General Partner, its general partners and their respective general partners, members, managers, officers and employees, including Richard Beckwitt, shall devote substantially all of their business time to the business and affairs of the Partnership. The general partners, members, managers, officers, and employees of the Class A General Partner and its general partners shall not be permitted to provide investment advice to, or perform duties similar to the duties contemplated by this Agreement for, any other Person for compensation or other consideration other than members of the Immediate Family of Richard Beckwitt and his wife, or trusts for members of such family and any other Person approved in writing by the Majority General Partners; provided that nothing herein shall restrict the making of bona fide personal investments that do not interfere with or create a conflict of interest with respect to the business and affairs of the Partnership as reasonably determined by the Majority General Partners. Richard Beckwitt may not serve on the board of directors, managers or trustees (or the equivalent) of any business entity other than an affiliate of the Class B General Partner or business entities in which the Partnership has made a Portfolio Investment without the prior written approval of the Majority General Partners.

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         Section 2.7. Exculpation.  No Indemnified Person shall be liable to any
Partner or the Partnership for any act or failure to act on behalf of the Partnership, unless such act or failure to act resulted from the willful misfeasance, bad faith or gross negligence of the Indemnified Person. Each Indemnified Person may consult with counsel and accountants in respect of the Partnership business and affairs and shall be fully protected and justified in any action or inaction which is taken in accordance with the advice or opinion of such counsel or accountants. Notwithstanding any of the foregoing to the contrary, the provisions of this Section 2.7 shall not be construed so as to relieve (or attempt to relieve) any Indemnified Person of any liability, to the extent (but only to the extent) that such liability may not be waived, modified or limited under applicable law, but shall be construed so as to effectuate the provisions of this Section 2.7 to the fullest extent permitted by law.

         Section 2.8.  Indemnification of Partners.
                       ---------------------------

         (a) The Partnership, out of its own assets and not out of the assets of any Partner, shall indemnify and hold harmless each Indemnified Person from and against any and all Losses directly or indirectly relating to, arising out of or in connection with, or based upon (i) such Indemnified Person being or having been a Partner, a manager, member, officer, director, shareholder, partner, employee or agent (or a legal representative or controlling person of any of them) of a Partner, or a member of any committee or advisory board of a Partner or the Partnership, or (ii) any action or failure to act on the part of such Indemnified Person unless such act or failure to act was the result of the willful misconduct, bad faith or gross negligence of such Indemnified Person. The Partnership shall, in the sole discretion of the Majority General Partners, advance to any Indemnified Person reasonable attorneys' fees and other costs and expenses incurred in connection with the defense of any action or proceeding which arises out of conduct which is the subject of the indemnification provided hereunder. Each Partner hereby agrees, and each other Indemnified Person shall agree, as a condition to any such advance, that in the event such Indemnified Person receives such advance, such Indemnified Person shall reimburse the Partnership for such advance to the extent that it shall be finally judicially determined that such Indemnified Person was not entitled to indemnification under this Section 2.8.

         (b) The provisions of this Section 2.8 shall not be construed so as to provide for the indemnification of any Indemnified Person for any liability to the extent (but only to the extent) that such indemnification would be in violation of applicable law or such liability may not be waived, modified or limited under applicable law, but shall be construed so as to effectuate the provisions of this Section 2.8 to the fullest extent permitted by law.

         (c) Notwithstanding anything expressed or implied to the contrary in this Agreement, the Majority General Partners are authorized to take any action that they determine to be necessary or appropriate to cause the Partnership to comply with any foreign or United States federal, state or local withholding requirement with respect to any allocation, payment or distribution by the Partnership to any Partner or other Person. All amounts so withheld shall be treated as distributions to the applicable Partners under the applicable provision of this Agreement. If any such withholding requirement with respect to any Partner exceeds the amount distributable to such Partner under this Agreement or if any such withholding requirement was not satisfied with respect to any amount previously allocated, paid or distributed to such Partner, such Partner or any successor or assignee with respect to such Partner's interest hereby indemnifies and agrees to hold harmless the other Partners and the Partnership for such excess amount or such withholding requirement, as the case may be, including interest on such amount and any penalties assessed on such amounts.

         Section 2.9.  Payment of Costs and Expenses.
                       -----------------------------

         (a) The Partnership will pay all Organizational Expenses and all Portfolio Expenses.

         (b) The Class A General Partner shall provide (i) all investment advice required for the purposes of the Partnership and (ii), at the expense of the Partnership through the Termination Date, staffing, equipment and facilities that are adequate, suitable and reasonably required for the business and affairs of the Partnership. In furtherance of the foregoing, but not in limitation thereof, the Partnership shall pay the rent of the offices which the Class A General Partner will occupy, the compensation and benefits of the staff of the Class A General Partner, the costs or expenses of maintenance of Partnership books and records, and the telephone charges, costs of computer equipment (and related software), communications equipment and other office equipment, and other overhead costs required for the business and affairs of the Partnership; provided that, in all cases, such amounts shall be reasonable in the judgment of the Majority General Partners.

         (c) The Majority General Partners shall have authority to determine all accounting practices of the Partnership and may establish reserves or similar adjustments as they deem appropriate or necessary to account for or accrue for expenses and liabilities (whether actual or contingent).

         Section 2.10.  Management Fee.
                        --------------

         (a) The Partnership shall pay the Management Fee to the Class A General Partner, quarterly in advance. The first payment shall be $52,083 and shall be made at Closing, and all subsequent payments shall be made on or before the first day of each calendar quarter.

         (b) Until the fourth anniversary of the Closing, the annual Management Fee shall be 2.5% of the aggregate amount of the Capital Commitments other than for Fee and Expense Capital or Rollover Commitments of the Class B General Partner and the Limited Partners, but in no event more than $1,250,000.

         (c) After the fourth anniversary of the Closing, the annual Management Fee shall be equal to 2% of (i) the aggregate amount of Capital Contributions of the Class B General Partner and the Limited Partners other than for Fee and Expense Capital, less (ii) the aggregate amount of all distributions to the Class B General Partner and the Limited Partners in excess of the aggregate Net Profit allocated to such Partners, but in no event more than $1,250,000.

         (d) Notwithstanding the foregoing, the Management Fee shall not accrue from and after the Termination Date.

                                  ARTICLE III.
               CAPITAL ACCOUNTS OF PARTNERS AND OPERATION THEREOF

         Section 3.1.  Capital Contributions and Calls.
                       -------------------------------

         (a) Capital Commitments.

                  (i) Each Partner hereby agrees to  make the  amount of Capital
                      Contributions equal to the Capital Commitment set forth opposite its name in the Schedule if requested pursuant to Capital Calls within the Investment Period and has made the Initial Capital Contribution in the amount set forth opposite such Partner's name in the Schedule. In addition, the Limited Partners other than Richard Beckwitt agree to make Capital Contributions in such amounts as may be required to pay when due all Management Fees and Overhead Expenses. All Capital Contributions shall be made in cash in U.S. dollars.
                 (ii) The General  Partners  shall have no  obligation  to  make
                      Capital Calls other than for Fee and Expense Capital required to pay Management Fees and Overhead Expenses when due. No General Partner shall be obligated to consent to a Portfolio Investment not acceptable to it in its sole discretion even though it or any Person affiliated with it has a Capital Commitment. All Capital Commitments other than for Fee and Expense Capital not called will terminate four years after the Closing, or (if earlier) (A) when all Capital Commitments other than for Fee and Expense Capital are drawn down or (B) when the Partnership is terminated (the "Investment Period"); provided that (1) the Majority
                                                 --------
                      General Partners may extend the Investment Period in the case of Portfolio Investments with longer commitment periods than the Investment Period until the earlier of
                      (x) the expiration of such Portfolio Investment's commitment period and (y) six years after the Closing.
                (iii) During  the  Investment  Period, amounts  drawn  down will proportionately reduce a Partner's Capital Commitment other than for Fee and Expense Capital and not be subject to recall, except where: (A) an amount was drawn down in anticipation of a potential Portfolio Investment, such investment was not consummated and such amount was returned to the Partner, or (B) a Portfolio Investment was
                      (1) sold within the Investment Period or after being held by the Partnership for less than a 6-month period and (2) the proceeds were distributed to the Partners, in which case a Partner's Capital Commitment will be increased by the lesser of (x) amounts drawn down for investment under clause (A) above or invested in a Portfolio Investment pursuant to clause (B) above, and (y) amounts actually distributed to such Partner with respect to any Portfolio Investment described in clauses (A) or (B) above.

                 (iv) Except as otherwise  set forth in  Section 3.1, at the end of the Investment Period, Capital Commitments not drawn down will be released from any further obligations and no Partner will be required to make any further Capital Contributions to the Partnership, except Capital Contributions necessary to (A) fund Rollover Commitments,
                      (B) pay Management Fees and Overhead Expenses through the Termination Date or (C) complete Portfolio Investments which were in process as of the termination of the Investment Period.

         (b) Capital Contributions.  On or about the  Closing, each Partner will
             ---------------------
have made its Initial Capital Contribution, unless all the Majority General Partners, in their sole discretion, require a different amount.

         (c) Capital Calls. The Majority General Partners, upon at least two Business Days' notice, may issue calls for Capital Contributions at any time, in the case of Capital Contributions other than for Fee and Expense Capital, and shall issue calls for Capital Contributions for Fee and Expense Capital when required to pay when due Management Fees and Overhead Expenses (each such call, a "Capital Call"). A Capital Call other than for Fee and Expense Capital may be in any amount up to a Partner's Unfunded Capital Commitment. All Capital Calls shall be made pro rata for all Partners or, in the case of Capital Calls for Fee and Expense Capital, the Limited Partners other than Richard Beckwitt according to their Capital Commitments other than for Fee and Expense Capital. The Capital Call shall specify the date, place and amount of the Capital Call, give a brief description of the transaction or purpose for which such call is being made, and set forth the depository institution and account into which such Capital Contribution shall be made. Each Partner agrees to comply with the terms of each Capital Call.

         Section 3.2. Capital Accounts. Capital accounts ("Capital Accounts") shall be established and maintained on the Partnership's books with respect to each Partner, in accordance with the provisions of Treasury Regulations section 1.704-1(b), including the following:

                  (a)      Each Partner's Capital Account shall be increased by:

                           (i)      the   amount   of   capital   such   Partner
                                    contributes to the Partnership;

                           (ii) the amount of Net Profit allocated to such Partner and all items of income or gain specially allocated to such Partner under this Agreement;

                           (iii) the fair market value of any property (other than cash) contributed in the Partnership by such Partner (net of liabilities to which such property is subject); and

                           (iv) any other increases required by the Code or Treasury Regulations.

                  (b)      Each Partner's Capital Account shall be decreased by:

                           (i) the amount of Net Loss allocated by such Partner and all items of deduction or loss specially allocated to such Partner under this Agreement;

                           (ii) all amounts paid or distributed to such Partner pursuant to this Agreement, other than any amount required to be treated as a payment for property or services under the Code;

                           (iii) the fair market value of any property distributed in kind to such Partner (net of any liabilities secured by such distributed property that such Partner is considered to assume or take subject to for purposes of section 752 of the Code); and

                           (iv) any other decreases required by the Code or Treasury Regulations.

                  (c) Capital  Accounts  shall be adjusted  pursuant to Treasury
         Regulation Section 1.704-1(b)(2)(iv)(f) and (g) upon the occurrence of any of the events set forth in Treasury Regulation Section 1.704-1(b)(2)(iv)(f)(5). Any gain or loss resulting from the adjustment of Capital Accounts shall be determined and allocated pursuant to
         Section 4.4.

                  (d) All provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with the Code and Treasury Regulations thereunder and shall be interpreted and applied in a manner consistent with such law. The Majority General Partners are hereby authorized to and shall make any necessary modifications to this Article III in the event unanticipated events occur that might otherwise cause this Agreement not to comply with such law or any changes thereto.

         Section 3.3. Interest. No interest shall be paid or credited to the Partners with respect to their Capital Commitments, Capital Contributions or Capital Accounts or upon any undistributed profits left on deposit with the Partnership.

         Section 3.4.  Tax Allocations.
                       ---------------

         (a) General Rule. Except as provided in this Section 3.4, Net Profit (and items thereof) and Net Loss (and items thereof) for any Fiscal Period shall be allocated among the Partners in a manner such that the Capital Account of each Partner, immediately after giving effect to such allocation, is, as nearly as possible equal (proportionately) to the amount of the distributions that would be made to such Partner during such Fiscal Period pursuant to Section 4.2, without regard to Section 4.2(c), if

                  (i)      the Partnership were dissolved and terminated;

                  (ii) its affairs were wound up and each Partnership asset was sold for cash equal to its cost to the Partnership (except that any Partnership asset that is sold in such Fiscal Period shall be treated as if sold for an amount of cash equal to the sum of (x) the amount of any net cash proceeds actually received by the Partnership in connection with such disposition and (y) the fair market value of any property actually received by the Partnership in connection with such disposition); and

                  (iii) all Partnership liabilities were satisfied (limited with respect to each nonrecourse liability to the book value of the assets securing such liability).

The Majority General Partners may, in their sole discretion, make such other assumptions (whether or not consistent with the above assumptions) as they deem necessary or appropriate in order to effectuate the intended economic arrangement of the Partners as reflected in Article IV.

         (b) Allocations Relating to Last Fiscal Year. Except as provided in this Agreement, if upon the dissolution and termination of the Partnership pursuant to Article VI, after all other allocations provided for in this Section
3.4 have been tentatively made as if this Section 3.4(b) were not in this Agreement, a distribution to the Partners under Section 6.2(c) would be different from a distribution to the Partners under Article IV, then Net Profit (and items thereof) and Net Loss (and items thereof) for the Fiscal Period of the dissolution and termination of the Partnership pursuant to Article VI shall be allocated among the Partners in a manner such that the Capital Account of each Partner, immediately after giving effect to such allocation, is, as nearly as possible, equal (proportionately) to the amount of the distributions that would be made to such Partner during such last Fiscal Period pursuant to Section 4.2(a). The Majority General Partners may, in their sole discretion, apply the principles of this Section 3.4(b) to any Fiscal Year preceding the Fiscal Period in which the Partnership dissolves and terminates (including through application of section 761(e) of the Code) if delaying application of the principles of this
Section 3.4 would likely result in distributions under Section 6.2(c)that are materially different from distributions under Section 4.2(a) in the Fiscal Period in which the Partnership dissolves and terminates.

         (c)  Regulatory and  Related  Allocations.  Notwithstanding  any  other
              ------------------------------------
provision in this Agreement to the contrary, the following special allocations shall be made in the following order:

                    (i)    Minimum  Gain  Chargeback.  Notwithstanding any other
                           -------------------------
                           provision of this Article III, if there is a net decrease in Partnership Minimum Gain during any Fiscal Year, each Partner shall be specially allocated items of Partnership income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to the portion of such Partner's share of the net decrease in such Partnership Minimum Gain, determined in accordance with Treasury Regulations sections 1.704-2(d)(1)(f) and (g), that is allocable to the disposition of Partnership property, subject to Nonrecourse Liabilities. Such allocations shall be made in proportion to the respective amounts required to be allocated to the Partners pursuant thereto. The items to be so allocated shall be determined in accordance with Treasury Regulations section 1.104-2. This clause (i) is intended to comply with the minimum gain chargeback requirement in such section of the Treasury Regulations and shall be interpreted consistently therewith.

                   (ii)    Partnership Minimum Gain Chargeback.  Notwithstanding
                           -----------------------------------
                           any other provision of this Article III, if there is a net decrease in a Partner Nonrecourse Debt Minimum Gain attributable to a Partner nonrecourse debt (as defined in Treasury Regulations section 1.704-2(i)) during any Fiscal Year, each Partner shall be specially allocated items of Partnership income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to the portion of such Partner's share of the net decrease in Partner Nonrecourse Debt Minimum Gain attributable to such Partner's nonrecourse debt, determined in accordance with Treasury Regulations section 1.704-2(i). This clause (ii) is intended to comply with the minimum gain chargeback requirements in such section of the Treasury Regulations and shall be interpreted consistently therewith.

                  (iii)    Qualified Income Offset.  In the  event  any  Partner
                           -----------------------
                           unexpectedly receives any adjustments, allocations, or distributions described in Treasury Regulations sections 1 .704-1(b)(2)(ii)(d)(4), (5) or (6) with respect to such Partner's Capital Account, items of Partnership income and gain shall be specially allocated to each such Partner in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations, the Adjusted Capital Account Deficit of such Partner as quickly as possible, provided that an allocation pursuant to
                                     --------
                           this Section 3.4(c)(iii) shall be made only if and to the extent that such Partner would have an Adjusted Capital Account Deficit after all other allocations provided for in this Section 3.4 have been tentatively made as if this Section 3.4(c)(iii) were not in this Agreement.

                   (iv)    Nonrecourse Deductions.   Any  Nonrecourse Deductions
                           ----------------------
                           attributable to Portfolio Investments for any Fiscal Period or other period shall be allocated to the Partners in accordance with their respective Capital Accounts.

                    (v)    Gross Income Allocation.  In the  event  any  Partner
                           -----------------------
                           has an Adjusted Capital Account Deficit, items of Partnership income and gain shall be specially allocated to such Partner in an amount and manner sufficient to eliminate such Partner's Adjusted Capital Account Deficit as quickly as possible; provided that an allocation pursuant to this Section 3.4(c)(v) shall be made only if and to the extent that such Partner would have an Adjusted Capital Account Deficit after all other allocations provided for in this Section 3.4 (other than Section 3.4(c)
                           (iii)) have been tentatively made as if this Section 3.4(c)(v) were not in this Agreement.

                   (vi) Loss Allocation Limitation. No allocation of Net Loss (or items thereof) shall be made to any Partner to the extent that such allocation would create or increase an Adjusted Capital Account Deficit with respect to such Partner.

                  (vii)    Section  754  Adjustments.   Pursuant   to   Treasury
                           -------------------------
                           Regulations section 1.704-1 (b)(2)(iv)(m), to the extent an adjustment to the adjusted tax basis of any Partnership asset under Code section 732, 734(b) or 743(b) is required to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Partners in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such section of the Treasury Regulations.

                 (viii)    Certain  Expense  Allocations.   All  Management  Fee
                           -----------------------------
                           expense and Overhead Expense shall be specially allocated to the Limited Partner who contributes the Fee and Expense Capital to pay them.

         (d) Transfer of or Change in Interests. The Majority General Partners are authorized to adopt any convention or combination of conventions likely to be upheld for federal income tax purposes regarding the allocation and/or special allocation of items of Partnership income, gain, loss, deduction and expense with respect to a newly issued Interest, a transferred Interest and a redeemed Interest. A transferee of an Interest shall succeed to the Capital Account of the transferor Partner to the extent it relates to the transferred Interest.

         Section 3.5. Determination by General Partners. All matters concerning the computation of Capital Accounts, the allocation of Net Profit (and items thereof) and Net Loss (and items thereof), the allocation of items of Partnership income, gain, loss, deduction and expense for all purposes of this Agreement and the adoption of any accounting procedures, including reserves for expenses and contingencies not expressly provided for by the terms of this Agreement shall be determined in good faith by the Majority General Partners.

         Section 3.6. Adjustments to Take Account of Interim Events. If a Partner shall make additional Capital Contributions to the Partnership as of a date other than the first day of a Fiscal Quarter, withdraw from the Partnership or make a withdrawal from such Partner's Capital Account as of a date other than the last day of a Fiscal Year, the Majority General Partners shall make such adjustments in the determination and allocation among the Partners of Net Profit and Net Loss and items of income, deduction, gain, loss or credit for tax purposes and accounting procedures as shall equitably take into account such interim event and applicable provisions of law.


                                   ARTICLE IV.
                 WITHDRAWALS, DISTRIBUTIONS AND LOANS OF CAPITAL

         Section 4.1. Withdrawals and Distributions in General. Except with the consent of all the General Partners in their sole discretion, no Partner shall be entitled to (i) receive distributions from the Partnership or (ii) withdraw any amount from such Partner's Capital Account, other than as provided in this
Article IV and Article VI.

         Section 4.2.  Portfolio Distributions.
                       -----------------------

         (a) Subject to Section 4.3, after provision for Portfolio Expenses, sufficient working capital consistent with good fiscal operating policy and management, taxes payable, and such other needs as the Majority General Partners, in their sole discretion, shall deem appropriate, the Partnership will cause all funds received by the Partnership in connection with the liquidation or other disposition of the Portfolio Investments and from interest, dividend or other income from the Portfolio Investments to be distributed in such amounts and at such times as the Majority General Partners, in their sole discretion, shall determine (each such distribution of funds, a "Portfolio Distribution"), in the following order of priority:

                  (i) 100% to the Partners, pro rata in proportion to their respective contributions of capital (other than Fee and Expense Capital) to the Partnership, until the Partners have received cumulative distributions in an amount equal to the Partners' contributions of capital (other than Fee and Expense Capital) to the Partnership;

                  (ii) 100% to the Partners, pro rata in proportion to their respective Rollover Commitment Account balances, until the Partners have received cumulative distributions in an amount equal to the balance of their Rollover Commitment Accounts;

                  (iii) 100% to the Class B General Partner and the Limited Partners, pro rata in proportion to their respective Capital Contributions other than for Fee and Expense Capital, until each such Partner has received an amount that, when combined with its distributions under subsection (i) above, results in such Partner having achieved a 10% internal rate of return on the aggregate amount of such Partner's Capital Contributions other than its Fee and Expense Capital and its Rollover Commitment Account;

                  (iv) 100% to the Class A General Partner, until such Partner has received an amount that equals 5% of the aggregate amount distributed under subsection (iii) above and this subsection (iv); and

                  (v) thereafter, all remaining proceeds will be distributed 95% to the Class B General Partner and the Limited Partners, pro rata in proportion to their respective Capital Contributions other than for Fee and Expense Capital, and 5% to the Class A General Partner.

         (b) The Majority General Partners may make distributions in cash or in kind in their sole discretion; provided that distributions shall be made so as
                                --------
to distribute to the Partners the same proportionate amounts of cash or other assets to the greatest extent practicable.

         (c) Tax Distributions.  Notwithstanding Section 4.2(a), the Partnership
             ------------------
shall, prior to any Portfolio Distribution pursuant to Section 4.2(a) with respect to Portfolio Investments, make distributions to the Partners from their respective Capital Accounts in amounts intended to enable the Partners (or any Person whose tax liability is determined by reference to the income of a Partner) to discharge their United States federal, state and local income tax liabilities arising from the allocations made pursuant to Section 3.4. The amount distributable pursuant to this Section 4.2(c) shall be determined by the Majority General Partners in their sole discretion, based on an assumed combined federal and state income tax rate of 40% and the amounts allocated to the Partners, and otherwise based on such reasonable assumptions as the Majority General Partners determine in good faith to be appropriate. The amount distributable to any Partner pursuant to Section 4.2(a) shall be reduced by the amount distributed to such Partner pursuant to this Section 4.2(c).

         Section 4.3.  Restrictions on Distributions.   The  provisions  of this
                       -----------------------------
Article IV to the contrary notwithstanding, no distribution shall be made:

                  (a) if such distribution would violate any contract or agreement to which the Partnership is then a party or any law, rule, regulation, order or directive of any governmental authority then applicable to the Partnership;

                  (b) to the extent that the Majority General Partners determine in good faith that any amount otherwise distributable should be retained by the Partnership to pay, or to establish a reserve for the payment of, any actual or estimated liability or obligation of the Partnership, whether liquidated, fixed, contingent or otherwise; or

                  (c) to the extent that the Majority General Partners determine in good faith that (i) the cash available to the Partnership is insufficient to permit such distribution or (ii) the amount to be distributed pursuant to this Article IV is immaterial.

         Section 4.4.  Deemed Sale of Assets.
                       ---------------------

         (a) Any property (other than cash) that is distributed or to be distributed in kind to one or more Partners with respect to a Fiscal Period (including, without limitation, any non-cash property which is distributed or to be distributed upon the dissolution and winding up of the Partnership) or, under the principles of Section 3.2(c), revalued in the Partners' Capital Accounts shall be deemed to have been sold for cash equal to its value as determined under the principles of Section 4.4(b) (net of any relevant liabilities secured by such property), and the unrealized gain or loss inherent in such property shall be treated as recognized gain or loss for purposes of determining the Net Profit and Net Loss of the Partnership to be allocated pursuant to Section 3.4 for such Fiscal Period.

         (b) For purposes of determining the value of Partnership assets in the event of (and thus the resulting Net Profits and Net Loss arising from) a distribution or revaluation under Section 4.4(a):

                  (i) Any security that is traded principally on a market for which daily transaction prices are published generally shall be valued at the last sale price on the date of valuation. If there has been no sale of such security on such day, such security shall be valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, such security shall be valued by such method as the Majority General Partners shall determine in good faith to reflect its fair market value.

                 (ii) Any security traded principally in a market for which daily transaction prices are not published but for which bid and ask quotations are available generally shall be valued at the latest bid price available on the date of valuation for long positions and the asked price for short positions.

                (iii) All other securities or investments and assets of the Partnership including securities whose market value cannot be readily determined (whether or not a bid, ask or sale price exists) (the "Other Assets") shall be valued at fair market value as determined by the Majority General Partners in good faith, except as follows:

                           (A) Other Assets  consisting of equity  securities of
                  any Person distributed to the Partners upon termination of the Partnership to effect an initial public offering shall be valued at the offering price of such securities in such initial public offering;

                           (B) all  Other  Assets  to be valued as a result of a
                  termination of the Partnership by the Class A General Partner pursuant to Section 6.1 shall be valued at the lower of cost or fair market value (as determined in good faith by the Majority General Partners) unless at the time notice of such termination is given the Limited Partners other than Richard Beckwitt are in material default of any obligation to contribute Fee and Expense Capital and such default shall have continued uncured for 30 days after the Class A General Partner shall have provided written notice to such Limited Partners describing such default and requesting that it be cured; and

                           (C) all  Other  Assets  to be valued as a result of a
                  termination of the Partnership by the Class B General Partner pursuant to Section 6.1 shall be valued at the lower of cost or fair market value (as determined in good faith by the Majority General Partners) if at the time notice of such termination is given the Class A General Partner (or, in the case of Section 2.6, Richard Beckwitt) is in material breach of its (or his) obligations under this Agreement or as a general partner of the Partnership and such breach shall have continued uncured for 30 days after the Class B General Partner shall have provided written notice to the Class A General Partner describing such breach and requesting that it be cured.

                 (iv) All values stated in a foreign currency shall be converted into U.S. dollars at the average interbank currency exchange rate at the close of business on the valuation day.

         (c) Any values determined for the purposes of this Section 4.4 shall not be used for purposes of computing Net Profit and Net Loss under Section 3.4(a)(ii) except as expressly provided in Section 4.4(a).

         Section 4.5. Loans to Partners. If the Partnership has cash available in excess of its needs for working capital and for which it has no current reinvestment plans, it shall, upon the request of a Partner, make a loan to such Partner in an amount not to exceed such Partner's Rollover Commitment Account; provided that prior to making a Partner Loan, the Partnership shall have received security for such loan in the form of an irrevocable letter of credit drawn on a nationally recognized financial institution issued on behalf of the Partner requesting such Partner Loan. Any Partner Loan shall be in the form of a demand note, callable by the Majority General Partners, and shall bear interest at the 90-day London Inter-Bank Offering Rate (LIBOR) as announced from time to time by BankAmerica, N.A.

         Section 4.6. Withholding. Notwithstanding anything expressed or implied to the contrary in this Agreement, the Majority General Partners are authorized to take any action that they determine to be necessary or appropriate to cause the Partnership to comply with any foreign or United States federal, state or local withholding requirement with respect to any allocation, payment or distribution by the Partnership to any Partner or other Person. All amounts so withheld, and, in the manner determined by the Majority General Partners in their sole discretion, amounts withheld with respect to any allocation, payment or distribution by any person to the Partnership, shall be treated as distributions to the applicable Partners under the applicable provision of this Agreement. If any such withholding requirement with respect to any Partner exceeds the amount distributable to such Partner under this Agreement, or if any such withholding requirement was not satisfied with respect to any amount previously allocated, paid or distributed to such Partner, such Partner or any successor or assignee with respect to such Partner's Interest hereby indemnifies and agrees to hold harmless the other Partners and the Partnership for such excess amount or such withholding requirement, as the case may be.


                                   ARTICLE V.
                         WITHDRAWAL, DEATH, INCOMPETENCY

         Section 5.1. Withdrawal of Partners. No Partner may withdraw from the Partnership without the consent of all the General Partners in their sole discretion. No partial withdrawal will be permitted. If a General Partner resigns or withdraws as a general partner of the Partnership in violation of this Section 5.1, its interest in the Partnership shall thereupon become a Limited Partner's interest in the Partnership, except that the amounts distributable pursuant to Article IV shall continue to be those provided for such General Partner prior to such event. The Partners shall have no right to remove or replace a General Partner.

         Section 5.2. Effect of Withdrawal, Death, Etc. The withdrawal, death, disability, incapacity, incompetency, bankruptcy, insolvency or dissolution of a Partner shall not dissolve the Partnership, unless there shall cease to be any general partners of the Partnership.


                                   ARTICLE VI.
                     DURATION AND TERMINATION OF PARTNERSHIP

         Section 6.1. Duration. The Partnership will dissolve and terminate on March 31, 2006 (the "Termination Date"); provided that the Majority General Partners may twice extend the Termination Date for a period of one year upon written notice to all of the Partners at least 90 days prior to the Termination Date, as extended; provided further that either of the General Partners may terminate the Partnership at any time upon 180 days' written notice.

         Section 6.2. Termination. On termination of the Partnership, the General Partners or, if there is only one General Partner, the remaining General Partner (or in the absence of the General Partners, a liquidator selected by a majority in Partnership interest of the Limited Partners) shall, within no more than 30 days after completion of a final audit of the Partnership's books and records (which shall be performed within 90 days of such termination), make distributions, out of assets of the Partnership, in the following manner and order:

                  (a) to payment and discharge (or the provision therefor) of the claims of all creditors of the Partnership who are not Partners;

                  (b) to payment and discharge (or the provision therefor) of the claims of all creditors of the Partnership who are Partners;

                  (c) to the Partners pro rata in accordance with their respective positive Capital Accounts after giving effect to any allocations pursuant to Article III with respect to the Fiscal Year ending on the date of termination.

         In the event that the Partnership is terminated on a date other than the last day of a Fiscal Year, the date of such termination shall be deemed to be the last day of a Fiscal Year for purposes of adjusting the Capital Accounts of the Partners pursuant to Article III.


                                  ARTICLE VII.
                        TAX RETURNS; REPORTS TO PARTNERS

         Section 7.1. Filing of Tax Returns. The Tax Matters Partner shall prepare and file, or cause the accountants of the Partnership to prepare and file, a federal information tax return in compliance with section 6031 of the Code and any required state and local income tax and information returns for each tax year of the Partnership. The Class A General Partner shall provide the Tax Matters Partner with such assistance in the preparation of such returns as the Tax Matters Partner shall require.

         Section 7.2. Tax Matters Partner. The Class B General Partner, or (in its absence) the Class A General Partner, shall be designated on the Partnership's annual federal information tax return as the Tax Matters Partner of the Partnership (the "Tax Matters Partner") as provided in section 6231(a)(7) of the Code. In the event the Partnership shall be the subject of an income tax audit by any federal, state or local authority, to the extent the Partnership is treated as an entity for purposes of such audit including administrative settlement and judicial review, the Tax Matters Partner shall act in accordance with the decisions and restrictions of the Majority General Partners. All expenses incurred in connection with any such audit, investigation, settlement or review shall be borne by the Partnership. The Tax Matters Partner shall use reasonable efforts to inform the other Partners of any audit or administrative or judicial proceeding involving the Partnership.

         Section 7.3. Reports to Partners. Subject to its receiving all necessary information from third parties, within 120 days after the end of each Fiscal Year, the Class B General Partner shall prepare and mail to each Partner, or shall cause others to do so, a financial report setting forth the following:

                  (a) a balance sheet of the Partnership as of the close of such Fiscal Year;

                  (b) a statement showing the Net Profit or Net Loss of the Partnership for such Fiscal Year in reasonable detail;

                  (c) a statement indicating the balance of such Partner's Capital Account as of the beginning of such Fiscal Year;

                  (d) a statement indicating the amount of Net Profit or Net Loss allocated to such Partner's Capital Account for such Fiscal Year;

                  (e)      a  statement  indicating  any  distribution  to  such
         Partner from, and any withdrawals from or additional Capital Contributions to, the Capital Account of such Partner during such Fiscal Year; and

                  (f) a statement indicating the balance of such Partner's Capital Account as of the end of such Fiscal Year.

The Partnership shall provide to each Partner such other information concerning the business and affairs of the Partnership, and access to its books and records, as such Partner may reasonably request.

         Section 7.4. Tax Information. Subject to its receiving all necessary information from third parties, within 90 days (or longer, if the date for filing the Partnership's income tax return is extended) after the end of each Fiscal Year, the Tax Matters Partner shall send each Person who was a Partner at any time during the fiscal year then ended a Schedule K-1 and such Partnership tax information as the Majority General Partners reasonably believe shall be necessary for the preparation by such Person of his United States federal, state and local tax returns in accordance with any applicable laws, rules and regulations then prevailing. Such information shall include a statement showing such Person's share of distributions, income, gain, loss, deductions and expenses and other relevant fiscal items of the Partnership for such fiscal year. Promptly upon the request of any Partner, the Class B General Partner will furnish to such Partner:

                  (a) all United States federal, state and local income tax returns or information returns, if any, which the Partnership is required to file; and

                  (b) such other information as such Partner may reasonably request for the purpose of applying for refunds of any withholding taxes.

         Section 7.5.  Tax Elections.
                       -------------

         (a) The Tax Matters Partner (and to the extent necessary to effectuate any election, the other Partners) shall make the following elections (including the filing of any forms necessary therefor) on behalf of the Partnership:

                  (i) to be treated as a partnership for federal income tax purposes and, where possible, for state and local tax purposes;

                 (ii) to elect the year ending September 30 as the Fiscal Year if permitted by applicable law;

                (iii) to elect to treat all organization and start-up costs of the Partnership as deferred expenses amortizable over 60 months under sections 195 and 709 of the Code for federal, state and local tax purposes; and

                 (iv) to elect with respect to such other tax matters involving any United States or other tax authority as the Majority General Partners may determine from time to time in their sole discretion.

         (b) Section 754 Election. In the event of a transfer of an Interest as permitted hereunder, or in the event of a transfer of an Interest as permitted hereunder and if requested to do so by any transferring Partner or by the transferee by notice given to the General Partners, the Majority General Partners shall have the right (exercisable in their sole discretion), but not the obligation, to cause the Partnership to make a timely election under section 754 of the Code (and a corresponding election under applicable state and local law). The Majority General Partners also may cause the Partnership to make a timely election under section 754 of the Code in the event of a distribution of property to a Partner.


                                  ARTICLE VIII.
                                  MISCELLANEOUS

         Section 8.1. General. This Agreement (a) shall be binding on the executors, administrators, estates, heirs, successors and permitted assigns of the Partners; and (b) may be executed through the use of separate signature pages or in any number of counterparts with the same effect as if the parties executing such counterparts had all executed one counterpart; provided that the counterparts, in the aggregate, shall have been signed by all of the Partners.

         Section 8.2. Power of Attorney. Each of the Partners hereby appoints the Class A General Partner or (in its absence) the Class B General Partner, or any manager or officer of either, acting individually, as the true and lawful representative of such Partner and attorney-in-fact, in such Partner's name, place and stead:

                  (a) to receive and pay over to the Partnership on behalf of such Partner, to the extent set forth in this Agreement, all funds received hereunder, and

                  (b)    to make, execute, sign, acknowledge, swear to and file:

                           (i) a Certificate of Limited Partnership of the Partnership and all amendments thereto as may be required under the Delaware Act including, without limitation, any such filing for the purpose of admitting the undersigned and others as Partners and describing their initial or any increased Capital Contributions in accordance with this Agreement;

                           (ii) any and all instruments, certificates, and other documents which may be deemed necessary or desirable to effect the winding-up and termination of the Partnership (including, but not limited to, a Certificate of Cancellation of the Certificate of Limited Partnership);

                           (iii) any business certificate, fictitious name certificate, amendment thereto, or other instrument, agreement or document of any kind that the Majority General Partners consider necessary or desirable to accomplish the business, purpose and objectives of the Partnership, or required by any applicable federal, state or local law; and

                           (iv) all other filings with agencies of the federal government, of any state or local government, or of any other jurisdiction, which the Majority General Partners consider necessary or desirable to carry out the purposes of this Agreement and the business of the Partnership.

The power of attorney hereby granted by each of the Partners is coupled with an interest, is irrevocable, shall survive the transfer of the Partner's interest in the Partnership and shall survive, and shall not be affected by, the subsequent death, disability, incapacity, incompetency, termination, bankruptcy, insolvency or dissolution of such Partner. Such attorney-in-fact shall not have any right, power or authority to amend or modify this Agreement when acting in such capacity.

         Section 8.3.  Amendments  to  Partnership  Agreement.   The  terms  and
                       --------------------------------------
provisions of this Agreement may be modified or amended only with the written consent of all the Partners.

         Section 8.4. Choice of Law. Notwithstanding the place where this Agreement may be executed by any of the parties thereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Delaware and, without limitation thereof, that the Delaware Act as now adopted or as may be hereafter amended shall govern this Agreement.

         Section 8.5. Notices. Except as provided in this Agreement, each notice relating to this Agreement shall be in writing and delivered in person, by facsimile or by registered or certified mail. All notices to the Partnership shall be addressed to its principal office and place of business. All notices addressed to a Partner shall be addressed to such Partner at the address set forth in the Schedule. Any Partner may designate a new address by notice to that effect given to the Partnership. Unless otherwise specifically provided in this Agreement, a notice shall be deemed to have been effectively given when faxed or mailed by registered or certified mail to the proper address or when delivered in person.

         Section 8.6.  Headings.  The titles of the Articles and the headings of
                       --------
the Sections of this Agreement are for convenience of reference only, and are not to be considered in construing the terms and provisions of this Agreement.

         Section 8.7. Construction and Interpretation. Whenever possible, the provisions of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if' any provision of this Agreement shall be unenforceable or invalid under any applicable law, such provision shall be ineffective only to the extent of such unenforceability or invalidity, and the remaining provisions of this Agreement shall continue to be binding and in full force and effect.



                                             [SIGNATURES ON NEXT PAGE]

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the date first set forth above.

CLASS A GENERAL PARTNER:                         LIMITED PARTNERS:

ENCORE CAPITAL (TEXAS), L.P.                     ENCORE II, INC.

By:   ENCORE MANAGEMENT, LLC,
      its general partner                        By: /s/ Don C. Merrell
                                                     ------------------
                                                    Name:   Don C. Merrell
                                                    Title:  Vice President
      By: /s/ Richard Beckwitt
         ---------------------
         Name:  Richard Beckwitt
         Title: Member

CLASS B GENERAL PARTNER:                         /s/ Richard Beckwitt
                                                 ---------------------------
                                                 RICHARD BECKWITT
ENCORE I, INC.


By: /s/ Donald R. Horton
   -----------------------
   Name:   Donald R. Horton
   Title:  Chairman

                    ENCORE VENTURE PARTNERS II (TEXAS), L.P.

                        SCHEDULE OF CAPITAL CONTRIBUTIONS


                                     PART I
                                General Partners

                                          Initial Capital           Capital
-----------------------------------        Contribution         Commitment(1)(2)
          Name and Address               -----------------     -----------------
-----------------------------------
ENCORE CAPITAL (TEXAS), L.P.
1901 Ascension Blvd.                            $0                    $0
Arlington, Texas  76006
Attn:  General Partner


ENCORE I, INC.                                  $10                 $500,000
1901 Ascension Blvd.
Suite 100
Arlington, Texas  76006
Attn:  D.R. Horton



                                     PART II
                                Limited Partners

                                          Initial Capital           Capital
-----------------------------------        Contribution         Commitment(1)(2)
          Name and Address                ----------------     -----------------
-----------------------------------
ENCORE II, INC.                                $990               $49,500,000
7001 N. Scottsdale Rd.
Suite 2050
Scottsdale, AZ  85253
Attn:  Don C. Merrell

RICHARD BECKWITT                                $0                  $100,000
1901 Ascension Blvd.
Arlington, Texas  76006



(1)  Includes Initial Capital Contribution.

(2)  Subject to termination as provided in Section 3.1(a)(ii).